EXHIBIT 10.1

                  2000 CONSULTATION SERVICES COMPENSATION PLAN
                            PROVIDENCE CAPITAL VII, INC.


1.       PURPOSE OF THE PLAN.

    This Consultation Services Compensation Plan is intended to further the growth and advance the best interest of PROVIDENCE CAPITAL VII, Inc., a Colorado corporation (the "Company"), by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for stock compensation through the award of the Company's Common Stock, as a bonus or in lieu of cash compensation for services rendered.


2.       DEFINITIONS.

     Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

         a.       "Act" means the U.S. Securities Act of 1933, as amended.

         b.       "Affiliated Corporation" means any Parent or Subsidiary.

         c. "Award" means any grant of Common Stock made under this Plan, as a bonus, or in lieu of cash compensation for services rendered.

         d. "Board of Directors" means the Board of Directors of the Company.

         e.       "Code" means the Internal Revenue Code of 1986, as amended.

         f. "Common Stock" or "Common Shares" means the common stock, no par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

         g. "Date of Grant" means the day the Board of Directors authorizes the grant of an Award or such later date as may be specified by the Board of Directors as the date a particular Award will become effective.

         h. "Employee/Consultant" means any person or entity that renders bona fide services to the Company, including, without limitation, (i) a person employed by the Company in any capacity; (ii) an officer or director of the Company; or (iii) a person engaged by the Company as a consultant or advisor.

         i. "Participant" means an Employee or Consultant to whom an Award of Plan Shares has been made.

         j. "Plan Shares" means shares of Common Stock from time to time subject to this Plan.


3.       EFFECTIVE DATE OF THE PLAN.

     The effective date of this Plan is November 24, 1999. No Plan Shares may be issued after December 31, 2000.


4.       ADMINISTRATION OF THE PLAN.

     The Board of Directors will be responsible for the administration of this Plan, and will negotiate compensation under this Plan. Subject to the express provisions of this Plan, the Board of Directors shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive Plan Shares shall rest in the sole discretion of the Board of Directors, subject to the provisions of this Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Board of Directors arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.
The Board of Directors may appoint a compensation committee from among the members of the full Board of Directors to administer this Plan.

5.       STOCK SUBJECT TO THE PLAN.

     The maximum number of Plan Shares as to which Awards may be granted under this Plan is 2,105,200 shares.


6.       PERSONS ELIGIBLE TO RECEIVE AWARDS.

     Awards may be granted only to Employees or Consultants


7.       GRANTS OF AWARDS.

     Except as otherwise provided herein, the Board of Directors shall have complete discretion to determine when and to which Employees Awards are to be granted, and the number of Plan Shares to be Awarded to each Employee/Consultant. No grant will be made if, in the judgment of the Board of Directors, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.


8.       DELIVERY OF STOCK CERTIFICATES.

     As promptly as practicable after authorizing the grant of an Award, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act.


9.       ASSIGNABILITY.

     No Award of Plan Shares may be assigned. Plan Shares may be assigned after such shares have been delivered, only in accordance with law and any transfer restrictions imposed at the time of Award.

10.      EMPLOYMENT.

     Nothing in this Plan or in the grant of an Award shall confer upon any Employee/Consultant the right to continue in the employ of the Company nor shall it interfere with or restrict in any way the lawful rights of the Company to discharge any Employee/Consultant at any time for any reason whatsoever, with or without cause.

11.      LAWS AND REGULATIONS.

     The obligation of the Company to sell and deliver Plan Shares on the grant of an Award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.


12.      WITHHOLDING OF TAXES.

     If subject to withholding tax, the Company may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of granting an Award, in such amount as the Company in its discretion may determine. In lieu of part or all of any such payment, the Employee may elect to have the Company withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of an Award, and the Employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay in respect of issuance of any Plan Shares.

     If shares pursuant to the plan are issued to a consultant, not a regular employee under the Internal Revenue Code, such shares shall not be delivered until a W-2 is received and a Form 1099 shall be issued with delivery of the shares.


13.      RESERVATION OF SHARES.

     The stock subject to this Plan shall, at all times, consist of authorized but unissued shares of Common Stock reacquired or held by the Company equal to the maximum number of shares the Company may be required to issue on the grant of Awards under this Plan, and such number of Common Shares hereby is reserved for such purpose. The Board of Directors may decrease the number of shares subject to this Plan, but not increase such number, except as a consequence of a stock split or other reorganization or recapitalization affecting all Common Shares.

14.      AMENDMENT AND TERMINATION OF THE PLAN.

     The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Board of Directors shall have absolute discretion to amend this Plan, subject to any limitations expressly set forth herein.


15.      DELIVERY OF PLAN.

     A copy of this Plan shall be delivered to all participants, together with a copy of the resolution or resolutions of the Board of Directors authorizing the granting of the Award and establishing the terms, if any of participation, prior to an Award of Plan Shares.


16.      LIABILITY.

     No member of the Board of Directors, any committee of directors, or officers, employees or agents of the Company shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.


17.      MISCELLANEOUS PROVISIONS.

     The place of administration of the Plan shall be in the State of Colorado, and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of such state.

     Without amending this Plan, the Board of Directors may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different form those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries.

     All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

     By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2000 Consultation Services Compensation Plan of the Company.


Dated: May 25, 2000

PROVIDENCE CAPITAL VII, INC.

/s/ Mark T. Thatcher

By:--------------------
   MARK T. THATCHER,
   Secretary